UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: August 13, 2010
                       (Date of earliest event reported)


                         Sterling Financial Corporation
             (Exact name of Registrant as Specified in its Charter)

    Washington                     001-34696                    91-1572822
  (State or other           (Commission File Number)         (I.R.S. Employer
   jurisdiction                                           Identification Number)
 of incorporation
 or organization)

                111 North Wall Street, Spokane, Washington 99201
             (Address of Principal Executive Offices and Zip Code)

                                 (509) 458-3711
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01  Other Events.

     On August 13, 2010, Sterling Financial Corporation ("Sterling") caused a letter to be mailed to its shareholders describing Sterling's pending recapitalization transactions and disclosing the fact that, although the recapitalization transactions would generally require shareholder approval under the NASDAQ Listing Rules, Sterling sought and obtained approval from NASDAQ for an exception from these requirements under NASDAQ Listing Rule 5635(f) due to the fact that the delay in securing shareholder approval would seriously jeopardize the financial viability of Sterling. NASDAQ has also granted an exception to Sterling from the voting rights requirements of Listing Rule 5640 and IM-5640 with respect to the recapitalization transactions. Sterling's Audit Committee expressly approved reliance upon the exceptions described in this paragraph. A copy of the Letter to Shareholders regarding the recapitalization transactions and NASDAQ Rule 5635(f) is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (d)  The  following  exhibit  is  being  furnished  herewith:

          Exhibit  No.     Exhibit  Description
          -----------      --------------------

          99.1             Letter to Shareholders dated August 13, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STERLING FINANCIAL CORPORATION


Date:  August 13, 2010              By:     /s/  Daniel G. Byrne
                                            ------------------------------------
                                            Name:    Daniel G. Byrne
                                            Title:   Executive Vice President,
                                                     Assistant Secretary and
                                                     Principal Financial Officer